Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit 99.1
AMENDMENT NO.2 to
LICENSE AGREEMENT
This SECOND AMENDMENT (the “Amendment”), effective as of the date last signed below (the “Effective Date”), amends that certain License Agreement dated November 27, 2017 (together with all exhibits, amendments and attachments thereto, the “Original Agreement”) by and between Kyowa Kirin Co., Ltd. (f/k/a Kyowa Hakko Kirin Co., Ltd.), a Japanese corporation with a place of business at 1-9-2 Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan (“KKC”), and Ardelyx, Inc., a Delaware corporation having its principal place of business at 400 Fifth Avenue, Suite 210 Waltham, MA 02451, United States of America (“Ardelyx”). KKC and Ardelyx shall each be hereinafter referred to as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.
    WHEREAS, the Parties desire to amend the milestone payments and the royalties under Sections 6.02, 6.04 and 11.04 of the Original Agreement.
Now Therefore, in consideration of the premises and the terms and conditions contained herein, the Parties hereby agree as follows:
1)Amendment to the Milestone Payments. As of the Effective Date, the table of the milestone events for a Licensed Product set forth in Section 6.02 (a) of the Original Agreement shall be deleted and replaced in its entirety as follows:

Milestone Event for a Licensed Product	Milestone Number	Milestone Payment
[***]	01	USD [***]
[***]	02	USD [***]
[***]	03	USD [***]
[***]	04	USD [***]
[***]	05	USD [***]
[***]	06	USD [***]
[***]	07	USD [***]

2)Amendment to the Royalties. As of the Effective Date, Section 6.04 and Section 11.04 of the Original Agreement shall be deleted and replaced in its entirety as set forth on Exhibit A to this Amendment.

Execution Copy

As full and complete consideration for the amendments to the royalty provisions of the Original Agreement KKC shall make the following payments to Ardelyx, when and if earned:

(a)[***] U.S. dollars (U.S. [***]) shall be paid to Ardelyx within [***]days following the first filing of a Drug Approval Application in the Territory for the first indication of a Licensed Product; and
(b) [***] U.S. dollars (U.S. [***]) shall be paid to Ardelyx within [***] days following KKC’s first receipt of Regulatory Approval in the Territory for the first indication of a Licensed Product.
3)Publicity. Notwithstanding the provisions of Section 10.02 of the Original Agreement, the Parties agree that Ardelyx and KKC may issue a press release set forth on Exhibit B regarding this Amendment.
4)Miscellaneous. This Amendment shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law rules thereof that would require application of the laws of any other jurisdiction. Except for those amendments expressly described in this Amendment, the Original Agreement remains unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.
* * *
IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.
Kyowa Kirin Co., Ltd.                Ardelyx, Inc.

/s/ Yasuo Fujii        /s/ Michael Raab
Name: Yasuo Fujii        Name: Michael Raab

Title: Executive Officer, Director,         Title: President and Chief Executive Officer
    Business Development Department

Date: April 11th, 2022        Date: April 10th, 2022

[***] = Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Copy

EXHIBIT A
Section 6.04 Royalties.
(a)Subject to the provisions set forth below in Section 6.04(b) through Section 6.04(e) and Section 6.05, KKC shall pay to Ardelyx a royalty on aggregate Annual Net Sales of the Licensed Products made by KKC, its Affiliates, or its Sublicensees as follows:

Period	Royalty Rate
The first twenty-four (24) months after First Commercial Sale (“Royalty Period 1”)	[***]
[***] after the end of the Royalty Period 1 (“Royalty Period 2”)	[***]

(b)Sales between KKC, its Affiliates and Sublicensees shall not be subject to royalties hereunder. Royalties shall be calculated on KKC’s, its Affiliates’ and Sublicensees’ sales of the Licensed Products to a Third Party, including Distributors (but excluding for the avoidance of doubt Sublicensees).
(c)If, at any time, a Generic Product receives Regulatory Approval then the royalties that would otherwise have been payable on Net Sales of such Licensed Product in the Territory under this Agreement shall be reduced as follows:
(i)Effective as of the first day of the first Calendar Quarter following the Calendar Quarter in which the NHI Price of the Licensed Product is reduced to a NHI Price being less than [***] of the NHI Price in effect immediately prior to the launch of the Generic Product:

Period	Royalty Rate
Royalty Period 1	[***]
Royalty Period 2	[***]

(ii)Effective as of the first day of the first Calendar Quarter following the Calendar Quarter in which the NHI Price of the Licensed Product is reduced to a NHI Price being less than [***] of the NHI Price in effect immediately prior to the launch of the Generic Product:

Period	Royalty Rate
Royalty Period 1	[***]
Royalty Period 2	[***]

(d)KKC’s obligation to pay royalties due under this Section 6.04 shall commence with respect to each separate Licensed Product, on the date of the First Commercial Sale of such Licensed Product in the Territory and shall expire with respect to such Licensed Product, at the latest of: (i) the [***] ([***]) anniversary of the First Commercial Sale of such Licensed Product in the Territory, (ii) the date on which there is no longer a Valid Claim that covers the Exploitation of the Licensed Product or the Licensed Compound contained within such Licensed Product in the Territory, and (iii) the expiration of all Regulatory Exclusivities associated with the indication of [***] for such Licensed Product in the Territory; provided that (i) under no circumstances shall KKC have an obligation to pay royalties to Ardelyx after the end of the Royalty Period 2 and (ii) in the event that the only Valid Claim that claims

[***] = Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Copy

the Licensed Product is a [***], the royalty that would otherwise have been payable on Net Sales of such Licensed Product shall be reduced as follows, subject to the reduction of the Third Party Compensation set out in Section 6.04(e).

Period	Royalty Rate
Royalty Period 1	[***]
Royalty Period 2	[***]

At such time as KKC’s obligation to pay royalties under this Section 6.04 has expired with respect to a Licensed Product, the license granted to KKC under Section 2.01 shall automatically, and without further action on the part of Ardelyx or KKC, become non-exclusive, fully-paid, irrevocable and perpetual with respect to such Licensed Product and the Net Sales of such Licensed Product shall be excluded from royalty calculations under this Section 6.04 (including for purposes of applying thresholds and ceilings) and shall be excluded from the sales milestones set forth in Section 6.03.
(e)If, during the Term, (i) KKC obtains a license to Exploit any Third Party Patent in the Territory that (i) [***] required for KKC to Develop, Manufacture and Commercialize the Lead Licensed Compound or the Lead Licensed Product (as Manufactured and formulated by Ardelyx prior to the transfer of the responsibility to KKC for the Manufacture of Lead Licensed Product and with regard to the Lead Licensed Compound prior to the exercise of the Manufacturing Option, if such exercise occurred) in accordance with the terms of this Agreement [***], and (ii) which [***] would, in the absence of such license, be infringed by the Development, Manufacture or Commercialization of the Licensed Compound or the Licensed Product (as Manufactured and formulated by Ardelyx prior to the transfer of the responsibility to KKC for the Manufacture of the Lead Licensed Product and with regard to the Lead Licensed Compound prior to the exercise of the Manufacturing Option, if such exercise occurred) in the Territory [***], (iii) KKC does not have any other [***] available to avoid such infringement, and (iv) KKC is required to pay to such Third Party a royalty, milestone payments or other monetary compensation in consideration for the grant of such license (“Third Party Compensation"), then for the period during which KKC owes royalties to Ardelyx hereunder, the amounts that would otherwise have been payable as royalties to Ardelyx under this Agreement shall be reduced by [***] Third Party Compensation payable by or on behalf of KKC to such Third Party; provided, however, that in no event shall the amount of the royalties payable by KKC to Ardelyx be reduced by more than [***] percent ([***]).

[***] = Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Copy

Section 11.04 Consequences of Ardelyx Triggered Termination (or Right to Terminate) .
If KKC is entitled to terminate this Agreement pursuant to Section 11.02 (a) as a result of a material breach by Ardelyx or Section 11.02 (e) for an insolvency or other transaction described therein affecting Ardelyx, KKC may elect to terminate this Agreement subject to the provisions set forth in Section 11.04 (a), or to continue the Agreement subject to the provisions set forth in Section 11.04 (b).
(a)If KKC terminates the Agreement under Section 11.02 (a) or under Section 11.02 (e), Section 11.03 shall apply as if such termination were an KKC Triggered Termination, except that (i) [***] and (ii) in consideration of the [***] and any other rights granted under the above provisions in Section 11.03, if this Agreement is terminated pursuant to Section 11.02 (a) by KKC after the First Commercial Sale of the Licensed Product in the Territory, Ardelyx shall [***]; provided however that the [***]. The foregoing shall be [***]in connection with its termination pursuant to Section 11.02(a).
(i)[***]; and
(ii) [***].

(b)If KKC has the right to terminate this Agreement under Section 11.02 (a) or Section 11.02 (e), but elects to continue this Agreement, this Agreement shall continue in full force and effect except that if KKC is entitled to terminate this Agreement under Section 11.02 (a) due to Ardelyx breach (but not if KKC’s right to terminate is based solely on Ardelyx’s insolvency pursuant to Section 11.02 (e)), the royalties that Ardelyx shall be entitled to receive on Net Sales of Licensed Products by KKC, its Affiliates, or its Sublicensees as set forth in Section 6.04 shall each be reduced to [***]percent ([***]) in Royalty Period 1 and [***] percent ([***]) in Royalty Period 2, provided that when a Generic Product is launched in the Territory, the royalty rate shall be further reduced to [***] percent ([***]) in Royalty Period 1 and [***] percent ([***]) in Royalty Period 2, subject to the reduction of the Third Party Compensation as set out in Section 6.04 (e).

(c)Except where expressly provided for otherwise in this Agreement, termination of this Agreement by either Party shall not relieve the Parties of any liability, including without limitation any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor preclude any Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice any Party’s right to obtain performance of any obligation. In the event of such termination, this Section 11.04 (c) shall survive in addition to others specified in this Agreement to survive in such event.

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[***] = Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.